UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 30, 2025

KOPIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19882	04-2833935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 North Drive, Westborough, MA 01581

(Address of Principal Executive Offices) (Zip Code)

(508) 870-5959

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	KOPN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 30, 2025, Kopin Corporation (Kopin) and Theon International PLC (Theon) entered into an amendment to the Series A Convertible Preferred Stock Purchase Agreement between the parties dated August 8, 2025 (SPA) wherein the parties agreed to amend the terms of the Series A Convertible Preferred Stock (Preferred Stock) issuable under the SPA to change the Mandatory Conversion Price (as defined in the SPA) of the Preferred Stock from $4.50 to $5.50 per share. In addition, pursuant to a side letter between Kopin, Theon, and Kopin Europe Limited (Kopin Europe), dated September 30, 2025 (Side Letter), the License and Collaboration Agreement between the parties attached to the SPA (LCA) shall be amended to, among other things, (i) include the production of colour μLED products, including the development of a μLED micro-display product for Theon (Theon μLED ), (ii) set forth the pricing and period of exclusivity to Theon of the Theon μLED, (iii) set forth terms applicable to the commercialization of products containing the Theon μLED by Kopin within the United States, and (iv) address amounts owed to Theon and Kopin Europe on the sale of products containing the Theon μLED.

Under the terms of the Side Letter, Theon has agreed to pre-pay $4.0 million of development costs for the Theon μLED upon agreement by the parties on the development plan for the Theon μLED. If it is determined by Theon that the proposed development plan does not justify the $4.0 million prepayment, the prepayment will be converted into a loan to Kopin with an interest rate of 4% per annum repayable within 12 months.

Item 9.01	Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOPIN CORPORATION

Dated: October 3, 2025	/s/ Erich Manz
Erich Manz
Treasurer and Chief Financial Officer
(Principal Financial and Accounting Officer)